SUPPLEMENT TO THE PROSPECTUS

OF

EVERGREEN SHORT INTERMEDIATE TERM BOND FUNDS

I.              Evergreen Ultra Short Opportunities Fund (the "Fund")

                The table entitled “Annual Fund Operating Expenses” in the section of the Fund’s prospectus entitled “FEES AND EXPENSES” is revised as follows:

	Class A	Class B	Class C	Class I
Management Fees	0.36%	0.36%	0.36%	0.36%
12b-1 Fees	0.30%	1.00%	1.00%	0.00%
Other Expenses	0.46%	0.46%	0.46%	0.46%
Total Annual Fund Operating Expenses (Before Waiver)(3)	1.12%	1.82%	1.82%	0.82%
Total Annual Fund Operating Expenses (After Waiver)(4)	0.96%	1.71%	1.71%	0.71%

  The Total Annual Fund Operating Expenses listed above include 0.24% of interest expense incurred by the Fund during its last fiscal period.

The Fund’s investment advisor has contractually agreed to waive the management fee and/or reimburse expenses for a period of two years beginning in October 2007 in order to limit direct Total Annual Fund Operating Expenses (After Waiver) other than interest expense so that they do not exceed, in the aggregate, 0.72% for Class A, 1.47% for Class B, 1.47% for Class C, and 0.47% for Class I.

                The table entitled “Example of Fund Expenses” in the section of the Fund’s prospectus entitled “FEES AND EXPENSES” is revised as follows:

Assuming Redemption At End of Period

Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$321	$374	$274	$73	$174	$174
3 years	$541	$651	$551	$239	$551	$551
5 years	$797	$964	$964	$433	$964	$964
10 years	$1,529	$1,766	$2,119	$993	$1,766	$2,119

November 9, 2007                                                                                                                                                 581206 (11/07)